Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond Fund  Security:       See Attached
         VP
Issuer:  See Attached                          Offering Type:  US Registered

                                                                                                     In Compliance
                 REQUIRED INFORMATION                  ANSWER          APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------- ---------------------------------- -------------
1.   Offering Date                                  See Attached  None                                   YES

2.   Trade Date                                     See Attached  Must be the same as #1                 YES

3.   Unit Price of Offering                         See Attached  None                                   YES

4.   Price Paid per Unit                            See Attached  Must not exceed #3                     YES

5.   Years of Issuer's Operations                   More than 3   Must be at least three years *         YES

6.   Underwriting Type                                  Firm      Must be firm                           YES

7.   Underwriting Spread                            See Attached  Sub-Adviser determination to be        YES
                                                                  made

8.   Total Price paid by the Fund                   See Attached  None                                   YES

9.   Total Size of Offering                         See Attached  None

10.  Total Price Paid by the Fund plus Total Price  See Attached  #10 divided by #9 must not exceed      YES
     Paid for same securities purchased by the                    25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              See attached  Must not include Sub-Adviser           YES
     purchased (attach a list of all syndicate                    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,      Yes       Must be "Yes" or "N/A"                 YES
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
--------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment
Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond Fund  Security:       See Attached
         VP
Issuer:  See Attached                          Offering Type:  144A

                                                                                                     In Compliance
                 REQUIRED INFORMATION                  ANSWER          APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------- ---------------------------------- -------------
1.   Offering Date                                  See Attached  None                                   YES

2.   Trade Date                                     See Attached  Must be the same as #1                 YES

3.   Unit Price of Offering                         See Attached  None                                   YES

4.   Price Paid per Unit                            See Attached  Must not exceed #3                     YES

5.   Years of Issuer's Operations                   More than 3   Must be at least three years *         YES

6.   Underwriting Type                                  Firm      Must be firm                           YES

7.   Underwriting Spread                            See Attached  Sub-Adviser determination to be        YES
                                                                  made

8.   Total Price paid by the Fund                   See Attached  None                                   YES

9.   Total Size of Offering                         See Attached  None

10.  Total Price Paid by the Fund plus Total Price  See Attached  #10 divided by #9 must not exceed      YES
     Paid for same securities purchased by the                    25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              See attached  Must not include Sub-Adviser           YES
     purchased (attach a list of all syndicate                    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,      Yes       Must be "Yes" or "N/A"                 YES
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
--------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment
Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Enhanced Index VP  Security:       See Attached
Issuer:  See Attached                             Offering Type:  US Registered

                                                                                                     In Compliance
                 REQUIRED INFORMATION                  ANSWER          APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------- ---------------------------------- -------------
1.   Offering Date                                  See Attached  None                                   YES

2.   Trade Date                                     See Attached  Must be the same as #1                 YES

3.   Unit Price of Offering                         See Attached  None                                   YES

4.   Price Paid per Unit                            See Attached  Must not exceed #3                     YES

5.   Years of Issuer's Operations                   More than 3   Must be at least three years *         YES

6.   Underwriting Type                                  Firm      Must be firm                           YES

7.   Underwriting Spread                            See Attached  Sub-Adviser determination to be        YES
                                                                  made

8.   Total Price paid by the Fund                   See Attached  None                                   YES

9.   Total Size of Offering                         See Attached  None

10.  Total Price Paid by the Fund plus Total Price  See Attached  #10 divided by #9 must not exceed      YES
     Paid for same securities purchased by the                    25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              See attached  Must not include Sub-Adviser           YES
     purchased (attach a list of all syndicate                    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,      Yes       Must be "Yes" or "N/A"                 YES
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
--------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment
Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Mid Cap Value VP  Security:       See Attached
Issuer:  See Attached                            Offering Type:  US Registered

                                                                                                     In Compliance
                 REQUIRED INFORMATION                  ANSWER          APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------- ---------------------------------- -------------
1.   Offering Date                                  See Attached  None                                   YES

2.   Trade Date                                     See Attached  Must be the same as #1                 YES

3.   Unit Price of Offering                         See Attached  None                                   YES

4.   Price Paid per Unit                            See Attached  Must not exceed #3                     YES

5.   Years of Issuer's Operations                   More than 3   Must be at least three years *         YES

6.   Underwriting Type                                  Firm      Must be firm                           YES

7.   Underwriting Spread                            See Attached  Sub-Adviser determination to be        YES
                                                                  made

8.   Total Price paid by the Fund                   See Attached  None                                   YES

9.   Total Size of Offering                         See Attached  None

10.  Total Price Paid by the Fund plus Total Price  See Attached  #10 divided by #9 must not exceed      YES
     Paid for same securities purchased by the                    25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              See attached  Must not include Sub-Adviser           YES
     purchased (attach a list of all syndicate                    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,      Yes       Must be "Yes" or "N/A"                 YES
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
--------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment
Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Multi-Managed  Security:       See Attached
         Balanced VP
Issuer:  See Attached                         Offering Type:  US Registered

                                                                                                     In Compliance
                 REQUIRED INFORMATION                  ANSWER          APPLICABLE RESTRICTION          (Yes/No)
-    ---------------------------------------------- ------------- ---------------------------------- -------------
1.   Offering Date                                  See Attached  None                                   YES

2.   Trade Date                                     See Attached  Must be the same as #1                 YES

3.   Unit Price of Offering                         See Attached  None                                   YES

4.   Price Paid per Unit                            See Attached  Must not exceed #3                     YES

5.   Years of Issuer's Operations                   More than 3   Must be at least three years *         YES

6.   Underwriting Type                                  Firm      Must be firm                           YES

7.   Underwriting Spread                            See Attached  Sub-Adviser determination to be        YES
                                                                  made

8.   Total Price paid by the Fund                   See Attached  None                                   YES

9.   Total Size of Offering                         See Attached  None

10.  Total Price Paid by the Fund plus Total Price  See Attached  #10 divided by #9 must not exceed      YES
     Paid for same securities purchased by the                    25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              See attached  Must not include Sub-Adviser           YES
     purchased (attach a list of all syndicate                    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,      Yes       Must be "Yes" or "N/A"                 YES
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
--------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment
Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Tactical Allocation  Security:       See Attached
         VP
Issuer:  See Attached                               Offering Type:  144A

                                                                                                     In Compliance
                 REQUIRED INFORMATION                  ANSWER          APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------- ---------------------------------- -------------
1.   Offering Date                                  See Attached  None                                   YES

2.   Trade Date                                     See Attached  Must be the same as #1                 YES

3.   Unit Price of Offering                         See Attached  None                                   YES

4.   Price Paid per Unit                            See Attached  Must not exceed #3                     YES

5.   Years of Issuer's Operations                   More than 3   Must be at least three years *         YES

6.   Underwriting Type                                  Firm      Must be firm                           YES

7.   Underwriting Spread                            See Attached  Sub-Adviser determination to be        YES
                                                                  made

8.   Total Price paid by the Fund                   See Attached  None                                   YES

9.   Total Size of Offering                         See Attached  None

10.  Total Price Paid by the Fund plus Total Price  See Attached  #10 divided by #9 must not exceed      YES
     Paid for same securities purchased by the                    25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              See attached  Must not include Sub-Adviser           YES
     purchased (attach a list of all syndicate                    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,      Yes       Must be "Yes" or "N/A"                 YES
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
--------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment
Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Tactical Allocation  Security:       See Attached
         VP
Issuer:  See Attached                               Offering Type:  US Registered

                                                                                                     In Compliance
                 REQUIRED INFORMATION                  ANSWER          APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------- ---------------------------------- -------------
1.   Offering Date                                  See Attached  None                                   YES

2.   Trade Date                                     See Attached  Must be the same as #1                 YES

3.   Unit Price of Offering                         See Attached  None                                   YES

4.   Price Paid per Unit                            See Attached  Must not exceed #3                     YES

5.   Years of Issuer's Operations                   More than 3   Must be at least three years *         YES

6.   Underwriting Type                                  Firm      Must be firm                           YES

7.   Underwriting Spread                            See Attached  Sub-Adviser determination to be        YES
                                                                  made

8.   Total Price paid by the Fund                   See Attached  None                                   YES

9.   Total Size of Offering                         See Attached  None

10.  Total Price Paid by the Fund plus Total Price  See Attached  #10 divided by #9 must not exceed      YES
     Paid for same securities purchased by the                    25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              See attached  Must not include Sub-Adviser           YES
     purchased (attach a list of all syndicate                    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,      Yes       Must be "Yes" or "N/A"                 YES
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
--------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment
Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.